UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

CRAFTMADE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-26667	75-2057054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Royal Lane, Suite 100 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 393-3800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2009, the Board of Directors of Craftmade International, Inc. (the “Company”), unanimously voted to voluntarily delist the Company’s common stock, $.01 par value per share (the “Common Stock”), from the NASDAQ Global Market (“Nasdaq”) and subsequently to voluntarily terminate the registration of the Common Stock under the Securities Exchange Act of 1934, as amended ( the “Exchange Act”). In connection therewith, the Company notified Nasdaq on November 9, 2009, of the Company’s intention to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about November 19, 2009. The Company anticipates that the Form 25 will become effective 10 days following its filing, or approximately November 29, 2009.

Following delisting from Nasdaq, it is anticipated that the Common Stock will be quoted on OTCQX a centralized electronic quotation service for over-the-counter securities, operated by Pink OTC Markets, Inc. The Company expects that the Common Stock will continue to trade on OTCQX so long as market makers demonstrate an interest in trading in the Common Stock.

Item 8.01 Other Events.

After the effective date of the delisting of the Common Stock from Nasdaq, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of the Common Stock under the Exchange Act. The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of the Common Stock. Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will immediately be suspended. The Company expects the deregistration to become effective 90 days after filing the Form 15 with the SEC.

A copy of the Company’s press release announcing the decision to delist and deregister the Common Stock has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into Item 3.01 and Item 8.01 by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished with this Form 8-K.

99.1	Press release, dated November 9, 2009, announcing intent to voluntarily delist from the NASDAQ Global Market and deregister from the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.

Date: November 9, 2009	By: /s/ C. Brett Burford
C. Brett Burford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 9, 2009, announcing intent to voluntarily delist from the NASDAQ Global Market and deregister from the Securities Exchange Act of 1934, as amended.